Exhibit 10.7

FORM OF OMNIBUS ASSIGNMENT

(SEVENTH MEZZANINE LOAN)

THIS OMNIBUS ASSIGNMENT (this “Assignment”), made as of the 21st day of December, 2007, by JPMORGAN CHASE BANK, N.A., a banking association chartered under the laws of the United States of America, in its capacity as collateral agent for itself and the Seventh Mezzanine Noteholders (as defined on Exhibit G-1, attached hereto and made a part hereof) (“Assignor”), having an address at 270 Park Avenue, New York, New York 10017-2014, to HCP MEZZANINE LENDER, LLC, a Delaware limited liability company (“Assignee”), having an address at c/o HCP, Inc., 3760 Kilroy Airport Way, Suite 300, Long Beach, California 90806.

KNOW ALL MEN BY THESE PRESENTS, that in consideration of the sum of TEN DOLLARS ($10.00) lawful money of the United States and other good and valuable consideration, to it in hand paid at or before the delivery of these presents, Assignor transfers and sets over, without recourse and without covenant, representation or warranty in any respect (except as expressly provided herein), and by these presents does grant, bargain, sell, assign, transfer and set over unto Assignee without recourse and without covenant, representation or warranty in any respect (except as expressly provided herein), the Seventh Mezzanine Loan (hereinafter defined) (the “Loan”) and the Seventh Mezzanine Loan Documents (hereinafter defined) (the “Loan Documents) which were executed in connection with the Loan, and all of Seventh Mezzanine Noteholders’ right, title and interest in, to and under the Loan Documents, and all of Seventh Mezzanine Noteholders’ right, title and interest, if any, in, to and under all other documents executed and/or delivered in connection with the Loan evidenced and/or secured by the Loan Documents, including, without limitation, all of Seventh Mezzanine Noteholders’ right, title and interest in any mezzanine loan policies, legal opinions delivered in connection with the Loan Documents, certificates, collateral, certificates of deposit, letters of credit, performance bonds, demands, causes of action, all related certificates, bank accounts, operating accounts, reserve accounts, escrow accounts and other accounts, opinions, financial statements of Seventh Mezzanine Borrower (as defined on Schedule G-1, attached hereto and made a part hereof) and any guarantors and any other collateral arising out of and/or executed and/or delivered in or to or with respect to the Loan Documents, all rights and benefits of Seventh Mezzanine Noteholders related to the Loan Documents and such other documents, and all claims and choses in action related to the Loan Documents and such documents and all of Seventh Mezzanine Noteholders’ rights, title and interest in, to and under such claims and choses in action.

Assignor represents and warrants that:

(a)          Schedule A-2 represents a complete list of all material loan documents delivered by First Mezzanine Borrower (as defined on Schedule A-1) in connection with the First Mezzanine Loan (as defined on Schedule A-1) (collectively, the “First Mezzanine Loan Documents”), Schedule B-2 represents a complete list of all material loan documents delivered by Second Mezzanine Borrower (as defined on Schedule B-1) in connection with the Second Mezzanine Loan (as defined on Schedule B-1) (collectively, the “Second Mezzanine Loan Documents”), Schedule C-2 represents a complete list of all material loan documents delivered by Third Mezzanine Borrower (as defined on Schedule C-1) in connection with the Third Mezzanine Loan (as defined on Schedule C-1) (collectively, the “Third Mezzanine Loan Documents”), Schedule D-2 represents a complete list of all material loan documents delivered by Fourth Mezzanine Borrower (as defined on Schedule D-1) in connection with the Fourth Mezzanine Loan (as defined on Schedule D-1) (collectively, the “Fourth Mezzanine Loan Documents”), Schedule E-2 represents a complete list of all material loan documents delivered by Fifth Mezzanine Borrower (as defined on Schedule E-1) in connection with the Fifth Mezzanine Loan (as defined on Schedule E-1) (collectively, the “Fifth Mezzanine Loan Documents”), Schedule F-2 represents a complete list of all material loan documents delivered by Sixth Mezzanine Borrower (as defined on Schedule F-1) in connection with the Sixth Mezzanine Loan (as defined on Schedule F-1) (collectively, the “Sixth Mezzanine Loan Documents”),

Schedule G-2 represents a complete list of all material loan documents delivered by Seventh Mezzanine Borrower (as defined on Schedule G-1) in connection with the Seventh Mezzanine Loan (as defined on Schedule G-1) (collectively, the “Seventh Mezzanine Loan Documents”), and Schedule H-2 represents a complete list of all material loan documents delivered by Mortgage Borrower (as defined on Schedule H-1) in connection with the Mortgage Loan (as defined on Schedule H-1) (collectively, the “Mortgage Loan Documents”);

(b)         true counterpart originals of the Seventh Mezzanine Loan Documents have been delivered by Assignor to Assignee;

(c)          true and correct copies of the Mortgage Loan Documents, the First Mezzanine Loan Documents, the Second Mezzanine Loan Documents, the Third Mezzanine Loan Documents, the Fourth Mezzanine Loan Documents, the Fifth Mezzanine Loan Documents, and the Sixth Mezzanine Loan Documents have been delivered by Assignor to Assignee;

(c)          Seventh Mezzanine Noteholders currently own the Loan Documents and the related rights described above and that the Loan Documents and the related rights described above are not, and have not been, pledged, nor assigned, to another party and are not otherwise encumbered or subject to any adverse claim as of the execution and delivery of this Assignment;

(d)         the principal amount outstanding under the Seventh Mezzanine Loan as of the execution and delivery of this Assignment is $250,000,000.00;

(e)          the Loan Documents have not been amended, modified, supplemented or restated;

(f)            to Assignor’s knowledge, there currently exists no monetary default and no material non-monetary default, or event which given the passage of time or giving of notice would constitute a default, under any of the Loan Documents;

(g)         Assignor is duly organized and is validly existing under the laws of the jurisdiction under which it was organized with full power to execute and deliver this Assignment;

(h)         all actions necessary to authorize the execution, delivery, and performance of this Assignment on behalf of Seventh Mezzanine Noteholders have been duly taken, and all such actions continue in full force and effect as of the date hereof;

(i)             no consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority over Assignor is required for (x) Assignor’s execution and delivery of this Assignment, (y) Assignor’s transfer and assignment of the Loan, or (z) the consummation by Assignor of the transactions contemplated by this Assignment or, to the extent so required, such consent, approval, authorization, order, registration, filing or notice has been obtained, made or given (as applicable); and,

(j)             there have been no waivers of any material provisions of the Loan Documents.

This Assignment is being delivered subject to the Intercreditor Agreements, as defined in that certain Assignment and Assumption Agreement (Seventh Mezzanine Loan), of even date herewith, made by and between Assignor and Assignee.

It is hereby understood and agreed that any and all commitment and loan origination fees collected by Assignor are not being transferred hereby and that Seventh Mezzanine Noteholders shall have the sole rights thereto.

TO HAVE AND TO HOLD unto Assignee, its successors, and assigns forever.

2

Assignee joins in this Assignment to evidence its consent hereto and to agree to, and hereby does, assume all of the obligations of Seventh Mezzanine Noteholders under the Loan Documents to be observed and performed from and after the date hereof.

This Assignment may be executed by one or more parties to this Assignment in any number of counterparts and all said counterparts taken together shall be deemed to constitute one and the same instrument.

This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, Assignor and Assignee have caused these presents to be duly executed as of the day and year first above written.

ASSIGNOR:

JPMORGAN CHASE BANK, N.A., a banking association chartered under the laws of the United States of America

By:
Name:
Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

ASSIGNEE:

HCP MEZZANINE LENDER, LLC, a Delaware limited liability company

By:	HCP, INC.,
a Maryland corporation,
its Managing Member

By:
Name: Edward J. Henning Title: Executive Vice President

EXHIBIT A-1

FIRST MEZZANINE LOAN

Mezzanine Loan, in the original principal amount of $100,000,000.00, made by JPMORGAN CHASE, N.A., a banking association chartered under the laws of the United States of America, COLUMN FINANCIAL, INC., a Delaware corporation, and BANK OF AMERICA, N.A., a national banking association, to HCR I-A PROPERTIES, LLC, a Delaware limited liability company, and HCR I-B PROPERTIES, LLC, a Delaware limited liability company (collectively, “First Mezzanine Borrower”) (the “First Mezzanine Loan”)

SCHEDULE A-2

FIRST MEZZANINE LOAN DOCUMENTS

(attached hereto)

LIST OF LOAN DOCUMENTS

(FIRST MEZZANINE LOAN)

MEZZANINE LOAN DOCUMENTS:

1.     Promissory Note (First Mezzanine Loan), in the stated principal amount of $100,000,000.00

2.     Loan Agreement (First Mezzanine Loan)

3.     Pledge and Security Agreement (First Mezzanine Loan)

4.     Acknowledgment and Consent, from the I-A Borrower (as such term is defined in the Pledge Agreement listed above)

5.     Acknowledgment and Consent, from the Mortgage Borrowers (other than Maryland Borrower) and Maryland Owner (as such terms are defined in the Pledge Agreement listed above)

6.     UCC-l Financing Statement, to be filed with the Secretary of State of the State of Delaware, with respect to the collateral granted under the Pledge and Security Agreement and the Collateral Assignment of Interest Rate Cap Agreements listed below.

7.     Cash Management Agreement (First Mezzanine Loan)

8.     Guaranty Agreement (First Mezzanine Loan)

9.     Collateral Assignment of Interest Rate Cap Agreement (First Mezzanine Loan), with respect to the interest rate cap issued by JPMorgan Chase Bank, N.A.

10.   Collateral Assignment of Interest Rate Cap Agreement (First Mezzanine Loan), with respect to the interest rate cap issued by Credit Suisse International

11.   Collateral Assignment of Interest Rate Cap Agreement (First Mezzanine Loan), with respect to the interest rate cap issued by Bank of America, N.A.

12.   Assignment of Title Insurance Proceeds(1)

13.   Environmental Indemnity Agreement (First Mezzanine Loan)

14.   Operations and Maintenance Agreement (First Mezzanine Loan)

(1) applies to all levels of debt in the debt stack

1

15.   Subordination of Management Agreement (First Mezzanine Loan), with respect to the properties located in South Carolina only

16.   Cooperation Agreement(1)

17.   Escrow Instructions Letter(1)

MEZZANINE LOAN MODIFICATION DOCUMENTS:

18.   Note Splitter and Loan Modification Agreement (First Mezzanine Loan)

19.   Promissory Note A-1 (First Mezzanine Loan), in the stated principal amount of $45,000,000.00

20.   Promissory Note A-2 (First Mezzanine Loan), in the stated principal amount of $32,500,000.00

21.   Promissory Note A-3 (First Mezzanine Loan), in the stated principal amount of $22,500,000.00

INTERCREDITOR AGREEMENTS:

22.   Intercreditor Agreement (with respect to the corporate loan)(1)

23.   Intercreditor Agreement (with respect to the mortgage and other mezzanine loans)(1)

2

EXHIBIT B-1

SECOND MEZZANINE LOAN

Mezzanine Loan, in the original principal amount of $250,000,000.00, made by JPMORGAN CHASE, N.A., a banking association chartered under the laws of the United States of America, COLUMN FINANCIAL, INC., a Delaware corporation, and BANK OF AMERICA, N.A., a national banking association, to HCR II PROPERTIES, LLC, a Delaware limited liability company (“Second Mezzanine Borrower”) (the “Second Mezzanine Loan”)

SCHEDULE B-2

SECOND MEZZANINE LOAN DOCUMENTS

(attached hereto)

LIST OF LOAN DOCUMENTS

(SECOND MEZZANINE LOAN)

MEZZANINE LOAN DOCUMENTS:

1.     Promissory Note (Second Mezzanine Loan), in the stated principal amount of $250,000,000.00

2.     Loan Agreement (Second Mezzanine Loan)

3.     Pledge and Security Agreement (Second Mezzanine Loan)

4.     Acknowledgment and Consent

5.     UCC-1 Financing Statement, to be filed with the Secretary of State of the State of Delaware, with respect to the collateral granted under the Pledge and Security Agreement and the Collateral Assignment of Interest Rate Cap Agreements listed below

6.     Cash Management Agreement (Second Mezzanine Loan)

7.     Guaranty Agreement (Second Mezzanine Loan)

8.     Collateral Assignment of Interest Rate Cap Agreement (Second Mezzanine Loan), with respect to the interest rate cap issued by JPMorgan Chase Bank, N.A.

9.     Collateral Assignment of Interest Rate Cap Agreement (Second Mezzanine Loan), with respect to the interest rate cap issued by Credit Suisse International

10.   Collateral Assignment of Interest Rate Cap Agreement (Second Mezzanine Loan), with respect to the interest rate cap issued by Bank of America, N.A.

11.   Assignment of Title Insurance Proceeds(1)

12.   Environmental Indemnity Agreement (Second Mezzanine Loan)

13.   Operations and Maintenance Agreement (Second Mezzanine Loan)

14.   Subordination of Management Agreement (Second Mezzanine Loan), with respect to the properties located in South Carolina only

15.   Cooperation Agreement(1)

(1) applies to all levels of debt in the debt stack

1

16.   Escrow Instructions Letter(1)

MEZZANINE LOAN MODIFICATION DOCUMENTS:

17.   Note Splitter and Loan Modification Agreement (Second Mezzanine Loan)

18.   Promissory Note A-1 (Second Mezzanine Loan), in the stated principal amount of $112,500,000.00

19.   Promissory Note A-2 (Second Mezzanine Loan), in the stated principal amount of $81,250,000.00

20.   Promissory Note A-3 (Second Mezzanine Loan), in the stated principal amount of $56,250,000.00

INTERCREDITOR AGREEMENTS:

21.   Intercreditor Agreement (with respect to the corporate loan)(1)

22.   Intercreditor Agreement (with respect to the mortgage and other mezzanine loans)(1)

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EXHIBIT C-1

THIRD MEZZANINE LOAN

Mezzanine Loan, in the original principal amount of $250,000,000.00, made by JPMORGAN CHASE, N.A., a banking association chartered under the laws of the United States of America, COLUMN FINANCIAL, INC., a Delaware corporation, and BANK OF AMERICA, N.A., a national banking association, to HCR III PROPERTIES, LLC, a Delaware limited liability company (“Third Mezzanine Borrower”) (the “Third Mezzanine Loan”)

SCHEDULE C-2

THIRD MEZZANINE LOAN DOCUMENTS

(attached hereto)

LIST OF LOAN DOCUMENTS

(THIRD MEZZANINE LOAN)

MEZZANINE LOAN DOCUMENTS:

1.     Promissory Note (Third Mezzanine Loan), in the stated principal amount of $250,000,000.00

2.     Loan Agreement (Third Mezzanine Loan)

3.     Pledge and Security Agreement (Third Mezzanine Loan)

4.     Acknowledgment and Consent

5.     UCC-1 Financing Statement, to be filed with the Secretary of State of the State of Delaware, with respect to the collateral granted under the Pledge and Security Agreement and the Collateral Assignment of Interest Rate Cap Agreements listed below

6.     Cash Management Agreement (Third Mezzanine Loan)

7.     Guaranty Agreement (Third Mezzanine Loan)

8.     Collateral Assignment of Interest Rate Cap Agreement (Third Mezzanine Loan), with respect to the interest rate cap issued by JPMorgan Chase Bank, N.A.

9.     Collateral Assignment of Interest Rate Cap Agreement (Third Mezzanine Loan), with respect to the interest rate cap issued by Credit Suisse International

10.   Collateral Assignment of Interest Rate Cap Agreement (Third Mezzanine Loan), with respect to the interest rate cap issued by Bank of America, N.A.

11.   Assignment of Title Insurance Proceeds(1)

12.   Environmental Indemnity Agreement (Third Mezzanine Loan)

13.   Operations and Maintenance Agreement (Third Mezzanine Loan)

14.   Subordination of Management Agreement (Third Mezzanine Loan), with respect to the properties located in South Carolina only

15.   Cooperation Agreement(1)

(1) applies to all levels of debt in the debt stack

1

16.   Escrow Instructions Letter(1)

MEZZANINE LOAN MODIFICATION DOCUMENTS:

17.   Note Splitter and Loan Modification Agreement (Third Mezzanine Loan)

18.   Promissory Note A-1 (Third Mezzanine Loan), in the stated principal amount of $112,500,000.00

19.   Promissory Note A-2 (Third Mezzanine Loan), in the stated principal amount of $81,250,000.00

20.   Promissory Note A-3 (Third Mezzanine Loan), in the stated principal amount of $56,250,000.00

INTERCREDITOR AGREEMENTS:

21.   Intercreditor Agreement (with respect to the corporate loan)(1)

22.   Intercreditor Agreement (with respect to the mortgage and other mezzanine loans)(1)

2

EXHIBIT D-1

FOURTH MEZZANINE LOAN

Mezzanine Loan, in the original principal amount of $250,000,000.00, made by JPMORGAN CHASE, N.A., a banking association chartered under the laws of the United States of America, COLUMN FINANCIAL, INC., a Delaware corporation, and BANK OF AMERICA, N.A., a national banking association, to HCR IV PROPERTIES, LLC, a Delaware limited liability company (“Fourth Mezzanine Borrower”) (the “Fourth Mezzanine Loan”)

SCHEDULE D-2

FOURTH MEZZANINE LOAN DOCUMENTS

(attached hereto)

LIST OF LOAN DOCUMENTS

(FOURTH MEZZANINE LOAN)

MEZZANINE LOAN DOCUMENTS:

1.     Promissory Note (Fourth Mezzanine Loan), in the stated principal amount of $250,000,000.00

2.     Loan Agreement (Fourth Mezzanine Loan)

3.     Pledge and Security Agreement (Fourth Mezzanine Loan)

4.     Acknowledgment and Consent

5.     UCC-1 Financing Statement, to be filed with the Secretary of State of the State of Delaware, with respect to the collateral granted under the Pledge and Security Agreement and the Collateral Assignment of Interest Rate Cap Agreements listed below

6.     Cash Management Agreement (Fourth Mezzanine Loan)

7.     Guaranty Agreement (Fourth Mezzanine Loan)

8.     Collateral Assignment of Interest Rate Cap Agreement (Fourth Mezzanine Loan), with respect to the interest rate cap issued by JPMorgan Chase Bank, N. A.

9.     Collateral Assignment of Interest Rate Cap Agreement (Fourth Mezzanine Loan), with respect to the interest rate cap issued by Credit Suisse International

10.   Collateral Assignment of Interest Rate Cap Agreement (Fourth Mezzanine Loan), with respect to the interest rate cap issued by Bank of America, N. A.

11.   Assignment of Title Insurance Proceeds(1)

12.   Environmental Indemnity Agreement (Fourth Mezzanine Loan)

13.   Operations and Maintenance Agreement (Fourth Mezzanine Loan)

14.   Subordination of Management Agreement (Fourth Mezzanine Loan), with respect to the properties located in South Carolina only

15.   Cooperation Agreement(1)

(1) applies to all levels of debt in the debt stack

1

16.   Escrow Instructions Letter(1)

MEZZANINE LOAN MODIFICATION DOCUMENTS:

17.   Note Splitter and Loan Modification Agreement (Fourth Mezzanine Loan)

18.   Promissory Note A-1 (Fourth Mezzanine Loan), in the stated principal amount of $112,500,000.00

19.   Promissory Note A-2 (Fourth Mezzanine Loan), in the stated principal amount of $81,250,000.00

20.   Promissory Note A-3 (Fourth Mezzanine Loan), in the stated principal amount of $56,250,000.00

INTERCREDITOR AGREEMENTS:

21.   Intercreditor Agreement (with respect to the corporate loan)(1)

22.   Intercreditor Agreement (with respect to the mortgage and other mezzanine loans)(1)

2

EXHIBIT E-1

FIFTH MEZZANINE LOAN

Mezzanine Loan, in the original principal amount of $250,000,000.00, made by JPMORGAN CHASE, N. A., a banking association chartered under the laws of the United States of America, COLUMN FINANCIAL, INC., a Delaware corporation, and BANK OF AMERICA, N. A., a national banking association, to HCR V PROPERTIES, LLC, a Delaware limited liability company (“Fifth Mezzanine Borrower”) (the “Fifth Mezzanine Loan”)

SCHEDULE E-2

FIFTH MEZZANINE LOAN DOCUMENTS

(attached hereto)

LIST OF LOAN DOCUMENTS

(FIFTH MEZZANINE LOAN)

MEZZANINE LOAN DOCUMENTS:

1.     Promissory Note (Fifth Mezzanine Loan), in the stated principal amount of $250,000,000.00

2.     Loan Agreement (Fifth Mezzanine Loan)

3.     Pledge and Security Agreement (Fifth Mezzanine Loan)

4.     Acknowledgment and Consent

5.     UCC-1 Financing Statement, to be filed with the Secretary of State of the State of Delaware, with respect to the collateral granted under the Pledge and Security Agreement and the Collateral Assignment of Interest Rate Cap Agreements listed below

6.     Cash Management Agreement (Fifth Mezzanine Loan)

7.     Guaranty Agreement (Fifth Mezzanine Loan)

8.     Collateral Assignment of Interest Rate Cap Agreement (Fifth Mezzanine Loan), with respect to the interest rate cap issued by JPMorgan Chase Bank, N. A.

9.     Collateral Assignment of Interest Rate Cap Agreement (Fifth Mezzanine Loan), with respect to the interest rate cap issued by Credit Suisse International

10.   Collateral Assignment of Interest Rate Cap Agreement (Fifth Mezzanine Loan), with respect to the interest rate cap issued by Bank of America, N. A.

11.   Assignment of Title Insurance Proceeds(1)

12.   Environmental Indemnity Agreement (Fifth Mezzanine Loan)

13.   Operations and Maintenance Agreement (Fifth Mezzanine Loan)

14.   Subordination of Management Agreement (Fifth Mezzanine Loan), with respect to the properties located in South Carolina only

15.   Cooperation Agreement(1)

(1) applies to all levels of debt in the debt stack

1

16.   Escrow Instructions Letter(1)

MEZZANINE LOAN MODIFICATION DOCUMENTS:

17.   Note Splitter and Loan Modification Agreement (Fifth Mezzanine Loan)

18.   Promissory Note A-1 (Fifth Mezzanine Loan), in the stated principal amount of $112,500,000.00

19.   Promissory Note A-2 (Fifth Mezzanine Loan), in the stated principal amount of $81,250,000.00

20.   Promissory Note A-3 (Fifth Mezzanine Loan), in the stated principal amount of 56,250,000.00

INTERCREDITOR AGREEMENTS:

21.   Intercreditor Agreement (with respect to the corporate loan)(1)

22.   Intercreditor Agreement (with respect to the mortgage and other mezzanine loans)(1)

2

EXHIBIT F-1

SIXTH MEZZANINE LOAN

Mezzanine Loan, in the original principal amount of $250,000,000.00, made by JPMORGAN CHASE, N. A., a banking association chartered under the laws of the United States of America, COLUMN FINANCIAL, INC., a Delaware corporation, and BANK OF AMERICA, N. A., a national banking association, to HCR VI PROPERTIES, LLC, a Delaware limited liability company (“Sixth Mezzanine Borrower”) (the “Sixth Mezzanine Loan”)

SCHEDULE F-2

SIXTH MEZZANINE LOAN DOCUMENTS

(attached hereto)

LIST OF LOAN DOCUMENTS

(SIXTH MEZZANINE LOAN)

MEZZANINE LOAN DOCUMENTS:

1.     Promissory Note (Sixth Mezzanine Loan), in the stated principal amount of $250,000,000.00

2.     Loan Agreement (Sixth Mezzanine Loan)

3.     Pledge and Security Agreement (Sixth Mezzanine Loan)

4.     Acknowledgment and Consent

5.     UCC-1 Financing Statement, to be filed with the Secretary of State of the State of Delaware, with respect to the collateral granted under the Pledge and Security Agreement and the Collateral Assignment of Interest Rate Cap Agreements listed below

6.     Cash Management Agreement (Sixth Mezzanine Loan)

7      Guaranty Agreement (Sixth Mezzanine Loan)

8.     Collateral Assignment of Interest Rate Cap Agreement (Sixth Mezzanine Loan), with respect to the interest rate cap issued by JPMorgan Chase Bank, N.A.

9.     Collateral Assignment of Interest Rate Cap Agreement (Sixth Mezzanine Loan), with respect to the interest rate cap issued by Credit Suisse International

10.   Collateral Assignment of Interest Rate Cap Agreement (Sixth Mezzanine Loan), with respect to the interest rate cap issued by Bank of America, N.A.

11.   Assignment of Title Insurance Proceeds(1)

12.   Environmental Indemnity Agreement (Sixth Mezzanine Loan)

13.   Operations and Maintenance Agreement (Sixth Mezzanine Loan)

14.   Subordination of Management Agreement (Sixth Mezzanine Loan), with respect to the properties located in South Carolina only

15.   Cooperation Agreement(1)

(1) applies to all levels of debt in the debt stack

1

16.   Escrow Instructions Letter(1)

MEZZANINE LOAN MODIFICATION DOCUMENTS:

17.   Note Splitter and Loan Modification Agreement (Sixth Mezzanine Loan)

18.   Promissory Note A-1 (Sixth Mezzanine Loan), in the stated principal amount of $112,500,000.00

19.   Promissory Note A-2 (Sixth Mezzanine Loan), in the stated principal amount of $81,250,000.00

20.   Promissory Note A-3 (Sixth Mezzanine Loan), in the stated principal amount of $56,250,000.00

INTERCREDITOR AGREEMENTS:

21.   Intercreditor Agreement (with respect to the corporate loan)(1)

22.   Intercreditor Agreement (with respect to the mortgage and other mezzanine loans)(1)

2

EXHIBIT G-1

SEVENTH MEZZANINE LOAN

Mezzanine Loan, in the original principal amount of $250,000,000.00, made by JPMORGAN CHASE, N.A., a banking association chartered under the laws of the United States of America, COLUMN FINANCIAL, INC., a Delaware corporation, and BANK OF

AMERICA, N.A., a national banking association, to HCR VII PROPERTIES, LLC, a Delaware limited liability company (“Seventh Mezzanine Borrower”) (the “Seventh Mezzanine Loan”)

SCHEDULE G-2

SEVENTH MEZZANINE LOAN DOCUMENTS

(attached hereto)

LIST OF LOAN DOCUMENTS

(SEVENTH MEZZANINE LOAN)

MEZZANINE LOAN DOCUMENTS:

1.     Promissory Note (Seventh Mezzanine Loan), in the stated principal amount of $250,000,000.00

2.     Loan Agreement (Seventh Mezzanine Loan)

3.     Pledge and Security Agreement (Seventh Mezzanine Loan)

4.     Acknowledgment and Consent

5.     UCC-1 Financing Statement, to be filed with the Secretary of State of the State of Delaware, with respect to the collateral granted under the Pledge and Security Agreement and the Collateral Assignment of Interest Rate Cap Agreements listed below

6.     Cash Management Agreement (Seventh Mezzanine Loan)

7.     Guaranty Agreement (Seventh Mezzanine Loan)

8.     Collateral Assignment of Interest Rate Cap Agreement (Seventh Mezzanine Loan), with respect to the interest rate cap issued by JPMorgan Chase Bank, N.A.

9.     Collateral Assignment of Interest Rate Cap Agreement (Seventh Mezzanine Loan), with respect to the interest rate cap issued by Credit Suisse International

10.   Collateral Assignment of Interest Rate Cap Agreement (Seventh Mezzanine Loan), with respect to the interest rate cap issued by Bank of America, N.A.

11.   Assignment of Title Insurance Proceeds(1)

12.   Environmental Indemnity Agreement (Seventh Mezzanine Loan)

13.   Operations and Maintenance Agreement (Seventh Mezzanine Loan)

14.   Subordination of Management Agreement (Seventh Mezzanine Loan), with respect to the properties located in South Carolina only

15.   Cooperation Agreement(1)

(1) applies to all levels of debt in the debt stack

1

16.   Escrow Instructions Letter(1)

MEZZANINE LOAN MODIFICATION DOCUMENTS:

17.   Note Splitter and Loan Modification Agreement (Seventh Mezzanine Loan)

18.   Promissory Note A-1 (Seventh Mezzanine Loan), in the stated principal amount of $112,500,000.00

19.   Promissory Note A-2 (Seventh Mezzanine Loan), in the stated principal amount of  $81,250,000.00

20.   Promissory Note A-3 (Seventh Mezzanine Loan), in the stated principal amount of $56,250,000.00

INTERCREDITOR AGREEMENTS:

21.   Intercreditor Agreement (with respect to the corporate loan)(1)

22.   Intercreditor Agreement (with respect to the mortgage and other mezzanine loans)(1)

2

EXHIBIT H-1

MORTGAGE LOAN

Mortgage Loan, in the original principal amount of $3,000,000,000.00, made by JPMORGAN CHASE, N.A., a banking association chartered under the laws of the United States of America, COLUMN FINANCIAL, INC., a Delaware corporation, and BANK OF AMERICA, N.A., a national banking association, to 301 HCR PROPERTIES OF OKLAHOMA CITY (NORTHWEST), LLC, a Delaware limited liability company, 304 HCR PROPERTIES OF MIDWEST CITY OK, LLC, a Delaware limited liability company, 306 HCR PROPERTIES OF OKLAHOMA CITY (SOUTHWEST), LLC, a Delaware limited liability company, 307 HCR PROPERTIES OF TULSA OK. LLC, a Delaware limited liability company, 503 HCR PROPERTIES-STRATFORD HALL OF RICHMOND VA, LLC, a Delaware limited liability company, 512 HCR PROPERTIES-COLUMBIA SC, LLC, a Delaware limited liability company, 526 HCR PROPERTIES-LEXINGTON SC, LLC, a Delaware limited liability company, 527 HCR PROPERTIES OF ARLINGTON VA, LLC, a Delaware limited liability company, 531 HCR PROPERTIES-WEST ASHLEY-CHARLESTON SC, LLC, a Delaware limited liability company, 539 HCR PROPERTIES-FAIR OAKS OF FAIRFAX VA, LLC, a Delaware limited liability company, 553 HCR PROPERTIES-IMPERIAL OF RICHMOND VA, LLC, a Delaware limited liability company, 670 HCR PROPERTIES-ARDEN COURTS OF ANNANDALE VA, LLC, a Delaware limited liability company, 4015 HCR PROPERTIES-CHARLESTON OF HANAHAN SC, LLC, a Delaware limited liability company, 4031 HCR PROPERTIES-OAKMONT OF UNION SC, LLC, a Delaware limited liability company, 4032 HCR PROPERTIES-OAKMONT EAST-GREENVILLE SC, LLC, a Delaware limited liability company, 4033 HCR PROPERTIES-OAKMONT WEST-GREENVILLE SC, LLC, a Delaware limited liability company, 4071 HCR PROPERTIES-MEDICAL CARE CENTER-LYNCHBURG VA, LLC, a Delaware limited liability company, 4074 HCR PROPERTIES OF ALEXANDRIA VA, LLC, a Delaware limited liability company, HCR MANORCARE MARYLAND PROPERTIES II, LLC, a Delaware limited liability company, HCR MANORCARE PROPERTIES, LLC, a Delaware limited liability company, HCR MANORCARE WEST VIRGINIA PROPERTIES, LLC, a Delaware limited liability company (collectively, the “Mortgage Borrower”) (the “Mortgage Loan”)

SCHEDULE H-2

MORTGAGE LOAN DOCUMENTS

(attached hereto)

LIST OF LOAN DOCUMENTS

(MORTGAGE LOAN)

CORE LOAN DOCUMENTS:

1.     Promissory Note, in the stated principal amount of $3,000,000,000.00

2.     Loan Agreement

3.     a mortgage, deed of trust, or deed to secure debt encumbering each Individual Property (as such term is defined in the Loan Agreement listed above)

4.     an Assignments of Leases and Rents covering each Individual Property (as such term is defined in the Loan Agreement listed above)

5.     UCC-1 Fixture Filing Financing Statement for each Individual Property (as such term is defined in the Loan Agreement listed above)

6.     UCC-1 Financing Statement, to be filed with the Secretary of State of the State of Delaware, perfecting lender’s interest in the collateral granted under the mortgages, deeds of trust, and deeds to secure debt and the Collateral Assignment of Interest Rate Cap Agreements listed below

7.     Cash Management Agreement

8.     Guaranty Agreement

9.     Indemnity Guaranty Agreement

10.   Collateral Assignment of Joint and Several Cross-Default Guaranty

11.   Collateral Assignment of Security Agreement

12.   Collateral Assignment of Interest Rate Cap Agreement, with respect to the interest rate cap issued by JPMorgan Chase Bank, N.A.

13.   Collateral Assignment of Interest Rate Cap Agreement, with respect to the interest rate cap issued by Credit Suisse International

14.   Collateral Assignment of Interest Rate Cap Agreement, with respect to the interest rate cap issued by Bank of America, N.A.

15.   Collateral Assignment of Management Agreement, with respect to the properties located in South Carolina only

16.   Environmental Indemnity Agreement

1

17.   Operations and Maintenance Agreement

18.   Subordination of Management Agreement, with respect to the properties located in South Carolina only

19.   Contribution Agreement

20.   Cooperation Agreement(1)

21.   Escrow Instructions Letter(1)

MORTGAGE LOAN MODIFICATION DOCUMENTS:

22.   Note Splitter and Loan Modification Agreement (Mortgage Loan)

23.   Promissory Note A-1, in the stated principal amount of $1,350,000,000.00

24.   Promissory Note A-2, in the stated principal amount of $975,000,000.00

25.   Promissory Note A-3, in the stated principal amount of $675,000,000.00

INTERCREDITOR AGREEMENTS:

26.   Intercreditor Agreement (with respect to the corporate loan)(1)

27.   Intercreditor Agreement (with respect to the mortgage and other mezzanine loans)(1)

(1) applies to all levels of debt in the debt stack

2